Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,488.67
Total Fee Amount	12,488.67
Total Transaction Valuation	81,571,956.00
Total Offset Amount	0.00
Net Fee	$ 0.00